UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K



                   CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): January
                          13, 2006



                     Analex Corporation
   (Exact name of registrant as specified in its charter)




     Delaware                0-5404             71-0869563
  (State or other       (Commission File      (IRS Employer
  jurisdiction of          Number)       Identification No.)
  incorporation)


     2677 Prosperity Avenue, Suite 400, Fairfax, VA 22031
    (Address of principal executive offices) (Zip Code)

                       (703) 852-4000
    (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

O Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

O Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

O Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

O Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.0 Entry into a Material Definitive Agreement


Stock options to purchase 875,725 shares of Analex Common Stock were granted to Sterling E. Phillips, Jr., Chairman of the Board and Chief Executive Officer, pursuant to a Non-Qualified Stock
Option Agreement dated January 16, 2001, by and between the Registrant and Mr. Phillips. A copy of this agreement was filed as Exhibit 4.2 of the Form S-8 registration statement (333-125841) filed with the Securities and Exchange Commission on June 15, 2005. On January 13, 2006, the Registrant entered into a written agreement with Mr. Phillips whereby Mr. Phillips exchanged his stock options to purchase 875,725 shares of Analex Common Stock for an equal number of stock-only stock appreciation rights ("SOSARs"). Mr. Phillips exercised these SOSARs on January 13, 2006.

Filed herewith as Exhibit 10.1 is the Option Exchange and Stock Appreciation Right Agreement entered into with Mr.
Phillips dated January 13, 2006.

Item 9. Financial Statement and Exhibits


(c) Exhibits

See Exhibit index attached hereto.

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                          SIGNATURE

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANALEX CORPORATION

Date: January 18, 2006         By:   /s/ C. Wayne Grubbs
                               -----------------------------
                                    C. Wayne Grubbs
                                    Senior Vice President and
                                    Chief Financial Officer

                        Exhibit Index

Exhibit          Description
  No.
 10.1        Option Exchange and Stock
             Appreciation Right Agreement
             between Analex Corporation
             and Sterling E. Phillips, Jr.
             dated January 13, 2006.

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